EXHIBIT B-1, LETTER AGREEMENT BETWEEN EUA COGENEX CORPORATION AND WESTAR BUSINESS SERVICES DATED NOVEMBER 15, 1995.

** FILED WITH CONFIDENTIAL TREATMENT REQUESTED **